                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2001
                                                 -------------------------------

                            Cabletron Systems, Inc.
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           (Extract name of registrant as specified in its charter)


          Delaware                   1-10228                  04-2797263
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(State or other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)

                   35 Industrial Way, Rochester, NH 03867
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            (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (603) 332-9400
                                                   -----------------------------


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Item 5. Other Events

On July 19, 2001, Cabletron Systems, Inc. released unaudited Pro Forma Statements of Operations for Aprisma Management Technologies, Inc. for the five quarters ended June 2, 2001.

Item 7.

Financial Statements, Pro Forma Statements of Operations

                     Aprisma Management Technologies, Inc.

               Summary of Selected Pro Forma Financial Information
                                   (unaudited)

                                                                            Quarters ended
                                               -----------------------------------------------------------------------
                                                 June 3,      September 2,   December 2,     March 3,         June 2,
(in thousands)                                    2000           2000           2000           2001            2001
                                               -----------    -----------    -----------   -----------     -----------
 Net revenues                                     $15,136        $17,346        $19,672       $21,917         $22,335
 Gross margin                                       9,694         11,598         13,958        15,805          16,663
 Income (loss) before income taxes                 (3,651)        (2,757)          (925)          664           1,404

The above pro forma financial information reflects only the operations of Aprisma Management Technologies, and excludes various items that would appear on Cabletron's consolidated financial statements, including the results of Enterasys Networks, Riverstone Networks, GlobalNetwork Technology Services and the holding company Cabletron, as well as amortization of intangible assets, in-process research and development, stock based compensation, other income, the cumulative effect of a change in accounting principle and accretive dividends of the Series A and Series B Preferred Stock. See Cabletron Systems, Inc.'s
Form 10-K for the fiscal year ended March 2, 2001 and Form 10-Q for the fiscal quarter ended June 2, 2001 for a complete description of the pro forma items.

Cabletron and its subsidiaries are subject to a number of risks and uncertainties that could affect our business, financial condition or results of operations. For a discussion of these factors, please see the listing of cautionary statements set forth in Item 7 of the Cabletron Systems, Inc. annual report on Form 10-K filed with the Securities and Exchange Commission on June 4, 2001.



                                        3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 19, 2001               By: /s/ David J. Kirkpatrick
                                      ---------------------------------
                                      Chief Financial Officer and
                                      Chief Operating Officer
                                      (Principal Financial and
                                      Accounting Officer)